Supplement, dated July 19, 2001, to the Prospectus, dated May 1, 2001, of
             Seligman Portfolios, Inc. (the "Fund") on behalf of its
              Seligman High-Yield Bond Portfolio (the "Portfolio")


     Effective July 19, 2001, the following supersedes and replaces the information set forth on page p-28 of the Fund's Prospectus under the caption "Portfolio Management."


     The Portfolio is managed by Seligman's High-Yield Team. Brian L. Hessel, a Managing Director of Seligman and a member of the High-Yield Team, is currently responsible for the day-to-day portfolio management of the Portfolio. It is expected that in late August, Kendall C. Peterson will join Seligman as a Managing Director and the head of the High-Yield Team, and be responsible for the day-to-day portfolio management of the Portfolio.

     Mr. Hessel joined Seligman in October 1995. He became Vice President, Investment Officer in January 1997 and Senior Vice President, Investment Officer in January 1998, before becoming a Managing Director in January 2000. Mr. Hessel is also currently responsible for the day-to-day portfolio management of Seligman High-Yield Bond Series, a series of Seligman High Income Fund Series, Inc.

     Until recently, Mr. Peterson was Vice President and Portfolio Manager and Desk Head for High Yield Mutual Funds with Fortis, Inc. From 1985 through 1999, Mr. Peterson served in a variety of capacities with The Prudential Insurance Company of America, the last six years of which he was Vice President and Portfolio Manager for High Yield Mutual Funds. When he joins Seligman, Mr. Peterson will also become responsible for the day-to-day portfolio management of Seligman High-Yield Bond Series.




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